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                                                                  EXHIBIT (10)-1

              THIRD AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN
                             OF THE BANC CORPORATION

1.    Establishment, Purpose and Duration of the Plan.

      (a) Establishment and Purpose. The Banc Corporation, a Delaware corporation (the "Company") hereby establishes an incentive compensation plan to be known as the "Third Amended and Restated 1998 Stock Incentive Plan of The Banc Corporation" (the "Plan"), as set forth herein. The purpose of the Plan is to further the growth and development of the Company and its direct and indirect subsidiaries (each a "Subsidiary" and collectively, "Subsidiaries") by encouraging selected employees, directors, consultants, agents, independent contractors and other persons who contribute or are expected to contribute materially to the Company's success (collectively, "Participants") to obtain a proprietary interest in the Company through the ownership of stock or receipt of performance-based incentives, thereby providing such persons with added incentives to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

      (b) Effective Date and Duration. The Plan shall be effective on June 1, 1998, the date of its adoption by the Board of Directors of the Company (the "Effective Date"), and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to the provisions hereof, until all shares of Common Stock of the Company subject to the Plan have been purchased or acquired pursuant to the provisions hereof; provided, however, that in no event may an Award of an Incentive Option (as such terms are defined in Sections 2 and 5(a) hereof, respectively) be granted under the Plan after June 1, 2008, although an Incentive Option granted prior thereto may extend beyond such date.

2. Stock Subject to the Plan. An aggregate of 2,500,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), shall be reserved for issuance under the Plan pursuant to the exercise of Options (as defined in Section 5 hereof) or SARs (as defined in Section 6(a) hereof) or as Restricted Stock (as defined in Section 6(b) hereof) or Performance Shares (as defined in
Section 6(c) hereof) (such Options, SARS, Restricted Stock and Performance Shares are hereinafter collectively referred to as "Awards"). Such shares of Common Stock may be, in whole or in part, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an Option or SAR shall lapse, expire or terminate without having been exercised in full, or if Restricted Stock or Performance Shares are forfeited, the unused shares of Common Stock covered by such Option, Restricted Stock or Performance Shares, or the number of shares of Common Stock upon which the SAR is based, shall again be available for Awards under the Plan.

3. Adjustments Upon Changes in Capitalization. If at any time after the date of grant of an Award, the Company shall by stock dividend, split-up, combination, reclassification or

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exchange, or through merger, consolidation or otherwise, change its shares of
Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares available for grant under the Plan or subject to outstanding Awards and, with respect to an Award, the price thereof, as applicable, shall be appropriately adjusted by the Compensation Committee (as defined in Section 4(a) hereof), in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of shares of Common Stock subject to any Award shall always be a whole number.

4.    Administration.

      (a) Administration by Compensation Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company ("Compensation Committee"). The Compensation Committee shall be composed of at least two Non-Employee Directors, in accordance with Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, or any successor rule thereto.

      (b) Powers of Compensation Committee. The Compensation Committee shall administer the Plan and, subject to the provisions of the Plan and of the Certificate of Incorporation and Bylaws of the Company, shall have sole authority in its discretion to determine the types of Awards to be granted, the persons to whom, and the time or times at which, Awards shall be granted, and the terms, conditions, and provisions of, and restrictions relating to, each Award, including, without limitation, vesting provisions, and applicable performance criteria. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such Participants, their present and potential contributions to the Company's success and such other factors as the Compensation Committee in its sole discretion may deem relevant. The Compensation Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating thereto, to establish procedures deemed appropriate for the administration thereof, to determine the terms and provisions of the respective agreements, which evidence the Awards that are granted (collectively, "Award Agreements"), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review. All determinations and decisions made by the Compensation Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, directors, officers, employees, Participants, and their respective estates and beneficiaries.

      (c) Definition of "Change in Control." For purposes of the Plan, a "Change in Control" shall mean any of the following events: (i) the acquisition at any time by a "person" or "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) of beneficial ownership (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities representing more than 50% of the combined voting power in the election of directors of the then outstanding securities of the

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Company or any successor of the Company; (ii) during any period of two consecutive years or less, the individuals who at the beginning of such period constituted a majority of the Board of Directors cease, for any reason other than death, disability or retirement, to constitute a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least a majority of the directors still in office who were directors at the beginning of the period;
(iii) approval by the stockholders of the Company of any sale or disposition of substantially all of the assets or earning power of the Company; or (iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party and as a result of which the persons who were stockholders of the Company immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no Change in Control shall be deemed to have occurred if, prior to such time as a Change in Control would otherwise be deemed to have occurred in accordance with the foregoing, the Board of Directors, by vote of at least 75% of the entire membership of the Board of Directors, determines that the event otherwise qualifying as a Change in Control shall not be treated as a Change in Control hereunder. Each determination concerning whether an event constitutes a Change in Control under an Award Agreement shall be made in a consistent manner as to the particular event with respect to all Award Agreements of all Participants in effect at the time of the event.

5.    Options.

      (a) General. The Company may grant options to purchase shares of Common Stock ("Options") subject to the provisions of this Plan and the applicable Award Agreement. The Compensation Committee shall determine whether all or any portion of such Options shall be incentive stock options ("Incentive Options") qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options which do not so qualify ("Nonqualified Options"). Both Incentive Options and Nonqualified Options may be granted to the same person at the same time; provided, however, that each type of Option is clearly designated. Incentive Options shall have a term of not more than ten years.

      (b) Exercise of Options. The exercise of an Option shall be contingent upon the Company's receipt from the holder thereof of a written representation that at the time of such exercise it is the optionee's then present intention to acquire the shares of Common Stock subject to the Option for investment and not with a view to the distribution or resale thereof (unless a registration statement covering such shares of Common Stock shall have been declared effective by the Securities and Exchange Commission), and an Option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and may not be exercised for fractional shares of Common Stock. No shares of Common Stock shall be issued upon exercise of an Option until full

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payment therefore has been made and any withholding obligations of the Company have been satisfied. The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

      (c) No Rights as a Stockholder. The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

      (d) Incentive Options. Incentive Options may be granted only to employees (including officers) of the Company or any Subsidiary; provided, however, that Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "ten percent Owner"), unless at the time the Incentive Option is granted, the exercise price is at least 110% of the Fair Market Value (as defined in Section 7 hereof) of the Common Stock and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant. A director or other person who is not an employee of the Company or of a Subsidiary is not eligible to receive Incentive Options under the Plan. The aggregate Fair Market Value (determined on the date the Award is granted) of Common Stock with respect to which Incentive Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. The exercise price of an Incentive Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant or 110% of Fair Market Value in the case of Incentive Options granted to a ten percent Owner.

      (e) Nonqualified Options. Options may be granted to any Company employees (including employees who have been granted Incentive Options), directors, consultants, agents, independent contractors and other persons whom the Compensation Committee determines will contribute to the Company's success.

      (f) Substitute Options. Notwithstanding any other provision of this Plan, in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become employees of the Company or any Subsidiary on account of such transaction may be granted Options in substitution for the options granted by such former employer. If such substitute Options are granted, the Compensation Committee, in its sole discretion, consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

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6.    Other Awards.

      (a) SARs. The Company may grant stock appreciation rights ("SARs"), subject to the provisions of this Plan and the applicable Award Agreement. An SAR shall constitute the right of the Participant to receive an amount equal to the appreciation, if any, in the Fair Market Value of a share of Common Stock from the date of grant of such right to the date of payment. Upon exercise of the SAR, the Company shall pay such amount in cash or shares of Common Stock of equivalent value or in some combination thereof (as determined by the Compensation Committee) as soon as practicable after the date on which such election is made in accordance with the Award Agreement evidencing the SAR.

      (b) Restricted Stock. The Company may grant shares of restricted Common Stock ("Restricted Stock") under the Plan, subject to the provisions of this Plan and the applicable Award Agreement. Restricted Stock shall be subject to forfeiture provisions and such other restrictive terms and conditions as may be determined by the Compensation Committee in its sole discretion and set forth in the applicable Award Agreement pursuant to which such Restricted Stock is issued, and shall not be transferable until all such restrictions and conditions (other than securities law restrictions) have been satisfied. Restricted Stock shall be issued and delivered at the time of grant or at such other time as is determined by the Compensation Committee. Certificates evidencing shares of Restricted Stock shall bear a restrictive legend referencing the risk of forfeiture and the non-transferability of such shares. The Compensation Committee may, in its sole discretion, require the automatic deferral of dividends or reinvestment of dividends for the purchase of additional shares of Restricted Stock. During the period of restriction as set forth in the Award Agreement, the Participant owning shares of Restricted Stock may exercise full voting rights with respect to such shares.

      (c) Performance Shares. The Company may grant the right to receive shares of Common Stock subject to the attainment of performance objectives determined by the Compensation Committee in its sole discretion ("Performance Shares"), subject to the provisions of this Plan and the applicable Award Agreement. The performance goals to be met over a specified period (the "Performance Period"), the amount of payment to be made if the performance goals or other conditions are met and additional terms and conditions of the issuance of Performance Shares shall be determined by the Compensation Committee and set forth in the applicable Award Agreement. The value of a Performance Share at any time shall be the Fair Market Value of a share of common stock at such time. An Award of Performance Shares shall be expressed in terms of shares of Common Stock. After the completion of a Performance Period, the performance of the Company, subsidiary, division or individual, as the case may be, shall be measured against the performance goals or other conditions, and the Compensation Committee shall determine whether all, none or a portion of an Award shall be paid. The Compensation Committee shall pay any earned Performance Shares as soon as practicable after they are earned in the form of cash, Common Stock of equivalent value or in some combination thereof (as determined by the Compensation Committee) having an aggregate Fair Market Value equal to the value of the earned Performance Shares as of the date they are earned. Any Common Stock used to pay

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earned Performance Shares may be issued subject to any restrictions deemed appropriate by the Compensation Committee. In addition, the Compensation Committee, in its discretion, may cancel any earned Performance Shares and grant Options to the Participant which the Compensation Committee determines to be of equivalent value based on a conversion formula stated in the applicable Award Agreement. The Compensation Committee, in its discretion, may also grant dividend equivalent rights with respect to earned but unpaid Performance Shares as evidenced by the applicable Award Agreement. Performance Shares shall have no voting rights.

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7.    Fair Market Value.

      (a) Periods During Which Common Stock is Publicly Traded. For purposes of the Plan, the "Fair Market Value" as of any date means (i) with respect to an Award of an Incentive Option and an Award which is intended to qualify under the "performance-based exception" set forth in section 162(m) of the Code, the average of the high and low sales price of a share of Common Stock on such date as reported by any national securities exchange or the Nasdaq National Market System ("Nasdaq") on which the Common Stock is actively traded or, if no Common Stock is traded on such exchange or Nasdaq on such date, then on the next preceding date on which any Common Stock was traded on such exchange or Nasdaq; and (ii) with respect to all other Awards, the closing sales price of a share of Common Stock on such date as reported by any national securities exchange on which the Common Stock is actively traded or, if no Common Stock is traded on such exchange or Nasdaq on such date, then on the next preceding date on which any Common Stock was traded on such exchange or Nasdaq.

      (b) Periods During Which Common Stock is Not Publicly Traded. Notwithstanding subsection (a) above with respect to any date on which the Common Stock (or Common Stock convertible therefrom) is not listed or traded as set forth in subsection (a), above, "Fair Market Value" for a share of Common Stock as of any date of reference hereunder (the "Determination Date") shall be the value per share of Common Stock as determined by the most recent appraisal conducted by a professional independent appraiser engaged by the Company for the purpose of determining Fair Market Value under the Plan, which appraisal is as of a date within 12 months prior to the Determination Date or, if no such appraisal has been made during such prior 12-month period, the highest of (i) the book value of the Common Stock as of the last day of the Company's fiscal year next preceding the Determination Date, (ii) the average price per share of the Common Stock paid by all persons (other than Participants) during the 12 months prior to the Determination Date in arms-length transactions with the Company, or (iii) the fair market value per share of the Common Stock as determined by the Compensation Committee as of the Determination Date. Notwithstanding the preceding, in the case of the occurrence of a Change in Control involving the Company, for the period beginning with the Change in Control and extending until the one-year period following the Change in Control, Fair Market Value shall equal (x) in the case of a Change in Control involving the sale of Common Stock to an entity, person or group, the average price per share of Stock paid by the entity, person or group for the shares of Common Stock purchased by such entity, person or group in the 12-month period ending on the Change in Control date or, (y) in the case of a Change in Control involving the sale of substantially all of the assets of the Company, the amount per share of Common Stock which each holder of record of Common Stock immediately following such sale would receive as a liquidation distribution.

      (c) Material Changes Affecting Fair Market Value. Notwithstanding subsection (b) above, if, as of any Determination Date, subsection (a) above is inapplicable and,

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because of material events occurring prior to the Determination Date but subsequent to an event to be used to assess Fair Market Value under subsection
(b) above, the Compensation Committee believes in its sole and absolute discretion that a business development or other event has occurred indicating that the amount otherwise determined under subsection (b) above does not accurately reflect the fair market value of the Common Stock as of the Determination Date, the Compensation Committee has the right in its discretion, but not the obligation, to obtain an independent appraisal of the Common Stock as of the Determination Date, and such independent appraisal shall be conclusive to determine Fair Market Value as of the Determination Date. Pending any such determination by an independent appraiser, any payments due hereunder that require Fair Market Value assessment shall be delayed until the appraisal is complete.

8.    Payment and Withholding.

      (a) Payment. Upon the exercise of an Option or Award that requires payment by a Participant to the Company, the amount due to the Company shall be paid in cash or by check payable to the order of the Company for the full purchase price of the shares of Common Stock for which such election is made. Except as otherwise provided by the Compensation Committee before the Option is exercised all or a part of the exercise price may be paid by the Participant by delivery of shares of the Company's Common Stock owned by the Participant and acceptable to the Compensation Committee having an aggregate Fair Market Value (valued at the date of exercise) that is equal to the amount of cash that would otherwise be required.

      (b) Withholding. The Company shall have the right to deduct from all Awards paid any federal, state, local or employment taxes that the Company deems are required by law to be withheld with respect to such payments. Whenever shares of Common Stock are to be issued in satisfaction of the exercise of an Award, the Company shall have the right to require the Participant (or legal representative, as applicable) to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements or make other arrangements therefore prior to the delivery of any certificate or certificates for such shares. At the election of the Participant, and subject to such rules and limitations as may be established by the Compensation Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of the Company's Common Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan.

9. Non-Transferability of Awards. Except by the laws of descent and distribution or as provided in an Award Agreement, no benefit provided under this Plan shall be subject to alienation, assignment or transfer by the Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment or transfer shall be void and of no effect whatsoever and, upon any such attempt, the benefit

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shall expire and lapse. Each Participant may, from time to time, designate any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of the Participant's death before the participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. Shares of Common Stock shall be delivered only to the Participant entitled to receive the same or to the Participant's authorized legal representative. Deposit of any sum in any financial institution to the credit of any Participant (or of any person entitled to such sum pursuant to the terms of this Plan) shall constitute payment to that Participant (or such person).

10.   Termination of Employment; Acceleration of Vesting

      (a) Options. Upon termination of employment for any reason other than death, Disability (as defined below in this subsection 10(a)), Retirement or a Change in Control, any Incentive or Nonqualified Option held by the Participant shall expire on the earlier of (i) the last day of the term of the Option or
(ii) the date which is three months after the date of termination of such employment. Upon termination of employment by reason of death, Disability or Retirement, the Option held by such Participant shall expire on the earlier of
(w) the last day of the term of the Option or (x) the date which is one year after the date of termination of such employment. Upon termination of employment by reason of a Change in Control, the Option held by such Participant shall expire on its original expiration date. The term "Disability" with respect to a Participant means physical or mental inability to perform the normal duties of his employment or engagement as determined, after examination of the Participant by a physician, selected by the Compensation Committee; provided, however, that if such Participant fails or refuses to cooperate in such examination, the determination of his Disability shall be made by the Compensation Committee in its sole discretion. The term "Retirement" with respect to a Participant means the Participant's termination of employment in a manner which qualifies the Participant to receive immediately payable retirement benefits under any retirement plan adopted or hereafter adopted by the Company, or which in the absence of any such retirement plan is determined by the Compensation Committee to constitute retirement.

      An installment of a Participant's Option shall not become exercisable on the otherwise applicable vesting date of such Award if the Participant's date of termination occurs on or before such vesting date. Notwithstanding the foregoing sentence, an Option shall become fully and immediately exercisable upon (y) the death or Disability of the Participant or (z) or the occurrence of a Change of Control.

      (b) SAR's. Upon termination of employment for any reason other than death, Disability, Retirement or a Change in Control, an SAR held by the Participant shall expire

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on the earlier of (i) the last day of the term of the Option or (ii) the date which is three months after the date of termination of such employment. Upon termination of employment by reason of death, Disability or Retirement, the SAR held by such Participant shall expire on the earlier of (w) the last day of the term of the SAR or (x) the date which is one year after the date of termination of such employment. Upon termination of employment by reason of a Change in Control, the SAR held by such Participant shall expire on its original expiration date.

      An installment of an SAR shall not become exercisable on the otherwise applicable vesting date if the Participant's date of termination occurs before such vesting date. Notwithstanding the foregoing sentence, an SAR shall become fully and immediately exercisable upon (y) the death or Disability of the Participant or (z) the occurrence of a Change in Control.

      (c) Restricted Stock. If the Participant's date of termination does not occur during the restricted period set forth in the Award Agreement (the "Restricted Period"), then, at the end of the Restricted Period, the Participant shall become vested in the shares of Restricted Stock, and shall own the shares free of all restrictions otherwise imposed. The Participant shall become vested in the shares of Restricted Stock, and become owner of the shares free of all restrictions otherwise imposed by this Agreement, prior to the end of the Restricted Period if the Participant's date of termination occurs by reason of the Participant's death, Disability or a Change in Control.

      Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered until the expiration of the Restricted Period or, if earlier, until the Participant is vested in the shares. Except as otherwise provided in this subsection 10(c), if the Participant's date of termination occurs prior to the end of the Restricted Period, the Participant shall forfeit the Restricted Stock as of the Participant s date of termination.

      (d) Performance Shares. If the Participant's employment with the Company terminates during the Performance Period because of the Participant's Retirement, Disability, or death, the Participant shall be entitled to a prorated value of the Performance Shares earned, determined at the end of the Performance Period, and based on the ratio of the number of days the Participant is employed during the Performance Period to the total number of days in the Performance Period. If a Change in Control occurs during the Performance Period, and the Participant's date of termination does not occur before the Change in Control date, the Participant shall earn the Performance Shares that would have been earned by the Participant in accordance with the terms of the Award as if 100% of the Performance measures set forth in the Award Agreement for the Performance Period had been achieved, but prorated based on the ratio of the number of days the Participant is employed during the Performance Period through the date of the Change in Control, to the total number of days in the Performance Period.

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      (e) Forfeiture by Reason of Misconduct. Notwithstanding any other provision hereof to the contrary, if the Compensation Committee determines that a Participant has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty or deliberate disregard of any rules of the Company or any Subsidiary which results in loss, damage or injury to the Company or any Subsidiary, neither the Participant nor his representative or estate shall be entitled to exercise any Award. In making such determination, the Compensation Committee shall act fairly and shall give the Participant an opportunity to appear before the Compensation Committee and present evidence on his behalf.

11. Deferrals. The Compensation Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or the satisfaction of any requirements or goals with respect to Performance Shares. If any such deferral election is required or permitted, the Compensation Committee shall, in its sole discretion, establish rules and procedures for such payment deferral.

12. No Right to Continued Employment or Engagement. Nothing contained in this Plan or in any Award Agreement shall confer upon any Participant any right to continue in the employ of the Company or any Subsidiary or obligate the Company or any Subsidiary to continue the engagement of any Participant or interfere in any way with the right of the Company or any such Subsidiary to terminate such Participant's employment or engagement at any time.

13. Vesting of Rights Under Awards. Nothing contained in the Plan or in any resolution adopted by the Board of Directors shall constitute the vesting of any rights under any Award. The vesting of such rights shall take place only pursuant to a written Award Agreement with respect to such Award, in form and substance satisfactory to the Company, which shall be duly executed and delivered by and on behalf of the Company and the Participant to whom the Award shall be granted.

14. Agreement to Refrain from Sales. Holders of Options, Restricted Stock and Performance Shares shall agree, pursuant to the applicable Award Agreement, to refrain from selling or offering to sell the shares of Common Stock issuable upon exercise of the Options or the unrestricted shares of Common Stock upon termination of the forfeiture and other restrictive provisions of the Restrictive Stock and Performance Shares for such reasonable period of time after the effective date of any registration statement relating to an underwritten offering of securities of the Company, as may be requested by the managing underwriter of such underwritten offering and approved by the Board of Directors.

15. Termination, Amendment and Modification. The Board of Directors or the Compensation Committee may at any time and from time to time alter, amend, suspend or terminate this Plan in whole or in part, except (i) without such stockholder approval as may

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be required by law, no such action may be taken which changes the minimum
Incentive Option price, increases the maximum term of Incentive Options, materially increases the benefits accruing to Participants receiving Incentive Options hereunder, materially increases the number of securities which may be issued pursuant to Incentive Options, extends the period for granting Incentive Options past the tenth anniversary of the initial effective date of the Plan or materially modifies the requirements as to eligibility for receipt of Incentive Options hereunder, and (ii) without the consent of the Participant to whom any Award shall theretofore have been granted, no such action may be taken which adversely affects the rights of such Participant concerning such Award, except to the extent such action is required by statute, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder.

16. Indemnification. Each person who is or at any time serves as a member of the Compensation Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or bylaws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

17. Reliance On Reports. Each member of the Compensation Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, any independent appraisal of the Common Stock and any other information furnished in connection with this Plan. In no event shall any such person be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if on good faith, all consistent with and subject to the requirements of Section 141(e) of the General Corporation Law of the State of Delaware.

18.   Miscellaneous.

      (a) Gender and Number. Whenever the context so requires, the singular shall include the plural and the plural shall include the singular and the gender of any pronoun shall include the other gender.

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      (b) Severability. The invalidity of this Plan with respect to one or more persons shall not affect the rights and obligations of any other person hereunder in any manner whatsoever. The invalidity of one or more provisions of this Plan shall not affect the validity of any other provision of this Plan in any manner whatsoever as long as the fundamental benefits and obligations of the parties hereto are not materially modified by such invalidity.

      (c) Requirements of Law. The granting of Awards and the issuance of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

      (d) Governing Law. All matters relating to this Plan or to Awards granted hereunder shall be governed by the laws of the State of Delaware, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

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